EXHIBIT 21

SUBSIDIARIES OF UGI CORPORATION

SUBSIDIARY	OWNERSHIP	STATE OF INCORPORATION
AMERIGAS, INC.	100%	PA
AMERIGAS PROPANE, INC.	100%	PA
AmeriGas Partners, L.P.	(1)	DE
AmeriGas Eagle Finance Corp.	100%	DE
AmeriGas Finance Corp.	100%	DE
AmeriGas Finance LLC	100%	DE
AP Eagle Finance Corp.	100%	DE
AmeriGas Propane GP, LLC	100%	DE
AmeriGas Propane, L.P.	(2)	DE
902 Gilbert Street, LLC	100%	NC
AmeriGas Eagle Holdings, Inc.	100%	DE
Active Propane of Wisconsin, LLC	100%	DE
AmerE Holdings, Inc.	100%	DE
AmeriGas Propane Parts & Service, Inc.	100%	PA
Heritage Energy Resources, LLC	100%	OK
Metro Lawn, LLC	100%	DE
AmeriGas Propane Holdings, Inc.	100%	DE
AmeriGas Technology Group, Inc.	100%	PA
FOUR FLAGS DRILLING COMPANY, INC.	100%	PA
ASHTOLA PRODUCTION COMPANY	100%	PA
UGI ETHANOL DEVELOPMENT CORPORATION	100%	PA
NEWBURY HOLDING COMPANY	100%	DE
UGI ENTERPRISES, LLC	100%	PA
EASTFIELD INTERNATIONAL HOLDINGS, INC.	100%	DE
EUROGAS HOLDINGS, INC.	100%	DE
UGI BLACK SEA ENTERPRISES, INC.	100%	PA
UGI CENTRAL GAS CONTROL, LLC	100%	DE
UGI CHINA, INC.	100%	DE
UGI ENERGY SERVICES, LLC (d/b/a UGI EnergyLink)	100%	PA
Energy Services Funding Corporation	100%	DE
Hellertown Pipeline Company	100%	PA
Homestead Holding Company	100%	DE
UGI Appalachia, LLC	100%	DE
UGI Gibraltar Gathering, LLC	100%	DE
UGI Pennant, LLC	100%	DE
Pennant Midstream, LLC	47.025%	DE
Pennant Field Gathering, LLC	47.025%	DE
Pennant NGL, LLC	47.025%	DE
Pennant Processing, LLC	47.025%	DE
Pennant Residue Gathering, LLC	47.025%	DE

SUBSIDIARY	OWNERSHIP	STATE OF INCORPORATION
Pennant Trunkline Gathering, LLC	47.025%	DE
UGI Asset Management, Inc.	100%	DE
UGI Bethlehem LNG, LLC	100%	DE
UGI Development Company	100%	PA
Hunlock Energy, LLC	100%	DE
UGID Conemaugh, LLC	100%	DE
UGID Holding Company	100%	DE
UGI Hunlock Development Company	100%	PA
UGI Gathering, LLC	100%	DE
UGI LNG, Inc.	100%	DE
UGI Marcellus, LLC	100%	DE
UGI Mt. Bethel Pipeline Company, LLC	100%	DE
UGI Peaking, LLC	100%	DE
UGI PennEast, LLC	100%	DE
PennEast Pipeline Company, LLC	20%	DE
UGI Ponderosa, LLC	100%	DE
UGI Storage Company	100%	PA
UGI Sunbury, LLC	100%	DE
UGI Texas Creek, LLC	100%	DE
UGI Transmission, LLC	100%	DE
UGI HVAC ENTERPRISES, INC.	100%	DE
UGI INTERNATIONAL (CHINA), INC.	100%	DE
UGI INTERNATIONAL (ROMANIA), INC.	100%	PA
UGI INTERNATIONAL, LLC	100%	PA
UGI Europe, Inc.	100%	DE
UGI Europe (Cyprus) Ltd.	100%	CYPRUS
UGI International Holdings B.V.	100%	NETHERLANDS
DVEP Investeringen B.V.	100%	NETHERLANDS
De Vrije Energie Producent B.V.	100%	NETHERLANDS
Qwint B.V.	100%	NETHERLANDS
Flaga GmbH	100%	AUSTRIA
Kosan Gas A/S	100%	DENMARK
Kosan Gas Finland Oy	100%	FINLAND
Kosan Gas Norge A/S	100%	NORWAY
Kosan Gas Sverige AB	100%	SWEDEN
Flaga Suisse GmbH	100%	SWITZERLAND
Zentraleuropa LPG Holding GmbH	100%	AUSTRIA
AmeriGas Polska Sp. z.o.o.	100%	POLAND
Flaga GPL Romania S.r.l.	100%	ROMANIA
Flaga Hungaria Kft.	100%	HUNGARY
Flaga LPG SA	97.88%	ROMANIA
Flaga spol s.r.o.	100%	SLOVAKIA
Flaga s.r.o.	100%	CZECH REPUBLIC
UGI France	100%	FRANCE

SUBSIDIARY	OWNERSHIP	STATE OF INCORPORATION
Antargaz Belgium N.V.	100%	BELGIUM
Antargaz B.V.	100%	NETHERLANDS
Antargaz Luxembourg S.A.	100%	LUXEMBOURG
EnergySud S.A.	100%	BELGIUM
Gasbottling N.V.	100%	BELGIUM
Antargaz	100%	FRANCE
Antargaz Energies	100%	FRANCE
Cobogal	50%	FRANCE
Geogaz - Lavera	21.57%	FRANCE
Gie Donges	50%	FRANCE
Groupement Technique Citernes	25%	FRANCE
Norgal	61.06%	FRANCE
Butane Du Havre	37.3%	FRANCE
Rhone Gaz	50.62%	FRANCE
Sobegal	72%	FRANCE
SoGaCYP	50%	FRANCE
SP Queven	50%	FRANCE
Stogaz	100%	FRANCE
UGI Midlands Limited	100%	UNITED KINGDOM
AvantiGas Limited	100%	UNITED KINGDOM
Amazon Gas Limited	100%	UNITED KINGDOM
Avanti Renewables Limited	50%	UNITED KINGDOM
Lister Gases Limited	100%	UNITED KINGDOM
Primus Limited	100%	UNITED KINGDOM
LPG 4 U Limited	100%	UNITED KINGDOM
LPG Direct Limited	100%	UNITED KINGDOM
Premier LPG Limited	100%	UNITED KINGDOM
AvantiGas On Ltd.	100%	UNITED KINGDOM
UniverGas Italia S.r.l.	100%	ITALY
Alanno Gas S.c.a.r.l.	54%	ITALY
Foligno Gas S.r.l.	51%	ITALY
Montemarcian Gas S.c.a.r.l.	51%	ITALY
UGI ROMANIA, INC.	100%	PA
UGI PROPERTIES, INC.	100%	PA
UGI UTILITIES, INC.	100%	PA
OPERATION SHARE ENERGY FUND	100%	PA
UGI CENTRAL PENN PROPANE, LLC	100%	PA
UGI ENERGY VENTURES, INC.	100%	DE
UGI PENN HVAC SERVICES, INC.	100%	PA
UGI PETROLEUM PRODUCTS OF DELAWARE, INC.	100%	DE
UGI STONERIDGE I, LLC	100%	DE
UGI Stoneridge II, LLC	100%	DE
UNITED VALLEY INSURANCE COMPANY	100%	VT

(1)	AmeriGas Propane, Inc. holds a non-economic general partner interest and a 33.85% limited partner interest, and AmeriGas Propane Holdings, Inc. holds a 66.15% limited partner interest.

(2)
AmeriGas Propane GP, LLC holds a 1.0101% general partner interest; AmeriGas Partners, L.P. holds a 98.8899% limited partner interest; and AmeriGas Eagle Holdings, Inc. holds a 0.1% limited partner interest.

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